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                                                              EXHIBIT 10 (ii)(3)

                            AMENDMENT NUMBER THREE TO
                  Northern Trust EMPLOYEE STOCK OWNERSHIP PLAN
               (As Amended and Restated Effective January 1, 2002)

     WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, As Amended and Restated Effective January 1, 2002, (the "Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors of the Company dated November 19, 2002, the Plan is hereby amended effective as of November 19, 2002, as follows:

1.   The following shall be added as Supplement #4 to the Plan:

                                 "Supplement #4

                Special Rules for Former Deutsche Bank Employees

     This Supplement #4 to the Northern Trust Employee Stock Ownership Plan, As Amended and Restated Effective January 1, 2002 (the "Plan"), is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with the Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #4.

     1. Application. This Supplement supplements and modifies the provisions of the Plan in connection with the employment by the Company and Participating Employers of certain former employees of Deutsche Bank-AG ("Deutsche Bank") employed in the U.S. and certain other former employees of certain of Deutsche Bank's U.S. subsidiaries and affiliates ("DB-U.S.").

     2. Effective Date. The effective date of this Supplement #4 is November 19, 2002.

     3. DB-U.S. Members. The term "DB-U.S. Member" includes both a "Transferred U.S. Employee" and an "Out-of-Scope Employee" as defined below:

         (a) The term "Transferred U.S. Employee" means (i) any individual employed by Deutsche Bank or DB-U.S. in the U.S. and identified in Sections 3.10(a)(i) and 6.01 of a Sale and Purchase Agreement among Deutsche Bank, the Company and Participating Employer Northern Trust Investments, Inc. ("NTI") dated as of September 27, 2002 (the "Agreement") pursuant to which NTI is acquiring certain passive investment and enhanced equity products (the "Business," as

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               defined in the Agreement) of Deutsche Bank and DB-U.S., as well as certain assets related to the Business, and (ii) who becomes an Employee of NTI (or another Participating Employer) in the U.S. pursuant to Section 6.01 of the Agreement.

         (b) The term "Out-of-Scope Employee" means (i) any other individual employed in connection with or in support of the Business in the U.S. by Deutsche Bank or DB-U.S. at Closing (as defined in the Agreement) and (ii) who is thereafter continuously employed by Deutsche Bank or DB-U.S. until hired as an Employee in the U.S. by NTI (or another Participating Employer) in connection with or in support of the Business, following NTI's acquisition of the Business and related assets pursuant to the Agreement and prior to July 1, 2003.

     4. Participation and Vesting Service. Anything in the Plan to the contrary notwithstanding, for purposes of determining (a) eligibility to become a Participant in the Plan pursuant to section 3.1 of the Plan and (b) the Vested Portion of a DB-U.S. Member's Account pursuant to section 2.1(ww)of the Plan, a DB-U.S. Member's Vesting Service shall be calculated as if his or her employment with DB-U.S. had been employment with the Company or a Participating Employer."

2.   The following shall be added at the end of Schedule A of the Plan:

------------------------------------------ -------------------------------------
    "Affiliate Name & Acq. Code               ESOP Earliest Vesting Date
------------------------------------------ -------------------------------------
Deutsche Bank Agreement        DE            Service Date with DB-U.S. for
Dated 9/27/02.  Applicable                   participation and vesting."
to DB-U.S. Members as
defined in Supplement #4.
------------------------------------------ -------------------------------------


     IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf as of November 19, 2002.

                                         THE NORTHERN TRUST COMPANY

                                         By:       /s/ Martin J. Joyce, Jr.
                                             -----------------------------------
                                         Name:    Martin J. Joyce, Jr.
                                         Title:   Senior Vice President

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